EXHIBIT 99.1
The CATO Corporation
NEWS RELEASE
FOR IMMEDIATE RELEASE

For Further Information Contact:

Charles D. Knight

Executive Vice President

Chief Financial Officer

InvestorRelations@catocorp.com
CATO REPORTS

3Q RESULTS
CHARLOTTE, N.C. (November 17, 2022) – The Cato Corporation (NYSE:

CATO)

today reported a net loss of $4.5
million or ($0.21) per diluted share for the third quarter ended October 29, 2022,

compared to net income of $8.6 million
or $0.39 per diluted share for the third quarter ended October 30, 2021.

Sales for the third quarter ended October 29, 2022 were $174.9 million,

an increase of 3% from sales of $170.5 million for
the third quarter ended October 30, 2021.

The Company’s same-store sales for the quarter increased 3% compared to
2021.
For the nine months ended October 29, 2022, the Company reported net income of $3.0 million or $0.14 per diluted share,
compared to net income of $43.3 million or $1.93 per diluted share for the nine months ended October 30, 2021.

Sales for
the nine months ended October 29, 2022 were $574.9 million, a decrease of 2%

to sales of $587.7 million for the nine
months ended October 30, 2021.

Year-to-date same-store sales decreased 2% compared to 2021.
“We are appreciative of the ongoing support of our customers, especially considering the unrelenting pressure inflation has had on their ability to spend on discretionary items such as fashion apparel.

The actions we’ve taken to improve our
inventory levels, including increased markdowns, has put pressure on our financial performance during the quarter, as
anticipated,” stated John Cato, Chairman, President, and Chief Executive

Officer.

“We’ve made good progress, but we
will continue to make adjustments to improve our inventory position and to offer our customers great fashion and
customer service at a compelling value.

We anticipate the remainder of the year to be challenging, given the unusual economic environment.”
Gross margin decreased from 38.9% to 29.3% of sales in the quarter due to lower merchandise margins driven by
increased markdowns taken in an effort to align inventory with sales trends and increased freight and distribution costs.

SG&A expenses as a percent of sales decreased from 36.6% to 35.1%

of sales during the quarter primarily due to reduced
incentive compensation expense, partially offset by increased store payroll expense, reflecting more normalized
operations, coupled with a higher wage environment. Tax benefit for the quarter was $4.7 million versus a $5.7 million tax benefit in the prior year.
Year

-to-date gross margin decreased to 32.5% of sales from 41.6% the prior year primarily due to decreased merchandise
margins driven by increased markdowns taken to align inventory with sales trends and to clear late merchandise, coupled
with increased freight and distribution costs.

The year-to-date SG&A rate was 31.8% versus 33.5% primarily due to lower incentive compensation expense, partially offset by increased store payroll expense,

which is a reflection of more
normalized operations and a higher wage environment.

Income tax expense for the nine-month period was $3.0 million, compared to $1.9 million last year.

During the third quarter ended October 29, 2022, the Company opened 7 stores and closed 2 stores.

As of October 29,
2022, the Company has 1,317 stores in 32 states, compared to 1,324 stores in 32 states as of October 30, 2021.
The Cato Corporation is a leading specialty retailer of value-priced fashion apparel and accessories operating three
concepts, “Cato,” “Versona” and “It’s

Fashion.”

The Company’s Cato stores offer exclusive merchandise with fashion and quality comparable to mall specialty stores at low prices every day.

The Company also offers exclusive merchandise
found in its Cato stores at www.catofashions.com.

Versona

is a unique fashion destination offering apparel and
accessories including jewelry, handbags and shoes at exceptional prices every day.

Select Versona

merchandise can also
be found at www.shopversona.com.

It’s Fashion offers fashion with a focus on the latest trendy styles for the entire family at low prices every day.
Statements in this press release that express a belief, expectation or intention, as well as those that are not a historical fact,

including, without limitation, statements regarding the Company’s expected or estimated operational financial
results, activities or opportunities, and potential impacts and effects of the coronavirus are considered “forward-looking”
within the meaning of The Private Securities Litigation Reform

Act of 1995.

Such forward-looking statements are based
on current expectations that are subject to known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those contemplated by the forward-looking statements.

Such factors include, but
are not limited to, any actual or perceived deterioration in the conditions that drive consumer confidence and spending, including, but not limited to, prevailing social, economic, political and public health conditions and uncertainties, levels
of unemployment, fuel, energy and food costs, wage rates, tax rates, interest rates, home values, consumer net worth and the availability of credit; changes in laws or regulations affecting our business including but not limited to tariffs;
uncertainties regarding the impact of any governmental action regarding, or responses to, the foregoing conditions;
competitive factors and pricing pressures; our ability to predict and respond to rapidly changing fashion trends and consumer demands; our ability to successfully implement our new store development strategy to increase new store
openings and the ability of any such new stores to grow and perform as expected; adverse weather, public health threats
(including the global coronavirus (COVID-19) outbreak) or similar conditions that may affect our sales or operations;
inventory risks due to shifts in market demand, including the ability to liquidate excess inventory at anticipated margins;
and other factors discussed under “Risk Factors” in Part I, Item 1A of the Company’s

most recently filed annual report
on Form 10-K and in other reports the Company files with or furnishes to the SEC from time to time.

The Company does
not undertake to publicly update or revise the forward-looking statements even if experience or future changes make it clear that the projected results expressed or implied therein will not be realized. The Company is not responsible for any changes made to this press release by wire or Internet services
* * *

THE CATO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS

OF INCOME (UNAUDITED)
FOR THE PERIODS ENDED October 29, 2022 AND October 30, 2021
(Dollars in thousands, except per share data)
Quarter Ended Nine Months Ended
October 29, %
October 30, %
October 29, %
October 30, %
20
22

Sales
20
21
Sales
20
22

Sales
20
21
Sales
REVENUES

Retail sales
$ 174,921 100.0%
$ 170,513 100.0%
$ 574,860 100.0%
$ 587,709 100.0%

Other revenue (principally finance,

late fees and layaway charges)
1,705 1.0%
1,700 1.0%
5,351 0.9%
5,335 0.9%

Total revenues
176,626 101.0%
172,213 101.0%
580,211 100.9%
593,044 100.9%
GROSS MARGIN (Memo) 51,169 29.3%
66,288 38.9%
187,116 32.5%
244,222 41.6%
COSTS AND EXPENSES, NET

Cost of goods sold
123,752 70.7%
104,225 61.1%
387,744 67.5%
343,487 58.4%

Selling, general and administrative
61,397 35.1%
62,466 36.6%
182,606 31.8%
196,687 33.5%

Depreciation
2,864 1.6%
3,173 1.9%
8,418 1.5%
9,352 1.6%

Interest and other income
(2,278) -1.3%
(541) -0.3%
(4,565) -0.8%
(1,719) -0.3%

Costs and expenses, net
185,735 106.2%
169,323 99.3%
574,203 99.9%
547,807 93.2%
Income Before Income Taxes
(9,109) -5.2%
2,890 1.7%
6,008 1.0%
45,237 7.7%
Income Tax (Benefit)/Expense

(4,656) -2.7%
(5,713) -3.4%
2,988 0.5%
1,929 0.3%
Net Income (Loss)
$ (4,453) -2.5%
$ 8,603 5.0%
$ 3,020 0.5%
$ 43,308 7.4%
Basic Earnings Per Share
$ (0.21)
$ 0.39
$ 0.14
$ 1.93
Diluted Earnings Per Share
$ (0.21)
$ 0.39
$ 0.14
$ 1.93

THE CATO CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
October 29,
January 29,
2022

2022

(Unaudited)
(Unaudited)
ASSETS
Current Assets

Cash and cash equivalents
$ 17,282
$ 19,759

Short-term investments
128,458
145,998

Restricted cash
3,743
3,919

Accounts receivable - net
25,679
55,812

Merchandise inventories
116,718
124,907

Other current assets
6,947
5,273
Total Current Assets
298,827
355,668
Property and Equipment - net
70,595
63,083
Noncurrent Deferred Income Taxes
9,844
9,313
Other Assets
21,103
24,437
Right-of-Use Assets, net
140,176
181,265

TOTAL
$ 540,545
$ 633,766
LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
$ 147,705
$ 177,327
Current Lease Liability
55,723
66,808
Noncurrent Liabilities
16,688
17,914
Lease Liability
85,622
117,521
Stockholders' Equity
234,807
254,196

TOTAL
$ 540,545
$ 633,766